Exhibit 10.20

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENTS, MARKED BY [***], HAS BEEN OMITTED BECAUSE BOLT BIOTHERAPEUTICS, INC. HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO BOLT BIOTHERAPEUTICS, INC. IF PUBLICLY DISCLOSED.

EXCLUSIVE (EQUITY) AGREEMENT

This Agreement between THE BOARD OF TRUSTEES OF THE LELAND STANFORD JUNIOR UNIVERSITY (“Stanford”), an institution of higher education having powers under the laws of the State of California, and Bolt Therapeutics (“Bolt”), a corporation having a principal place of business at 1556 Rubino Court, Pleasanton, CA 94566, is effective on the 18th day of May, 2015 (“Effective Date”).

1.	BACKGROUND

Stanford has an assignment of an invention entitled “[***]” that was invented in the laboratory of [***] and is described in Stanford Docket [***]. The invention was made in the course of research supported by the [***]. Stanford wants to have the invention perfected and marketed as soon as possible so that resulting products may be available for public use and benefit.

2.	DEFINITIONS

2.1.	“Exclusive” means that, subject to Articles 3 and 5, Stanford will not grant further licenses under the Licensed Patents in the Licensed Field of Use in the Licensed Territory.

2.2.	“Fully Diluted Basis” means the total number of shares of Bolt’s issued and outstanding common stock, assuming:

(A)	the conversion of all issued and outstanding securities convertible into common stock;

(B)	the exercise of all issued and outstanding warrants or options, regardless of whether then exercisable; and

(C)	the issuance, grant, and exercise of all securities reserved for issuance pursuant to any Bolt stock or stock option plan then in effect.

2.3.	“Licensed Field of Use” means all fields.

2.4.

“Licensed Patent” means Stanford’s U.S. Patent Application, Serial Number [***], filed [***], and Stanford’s U.S. Patent Application, Serial Number [***], filed [***], and their utility applications, any foreign patent application corresponding thereto, and any divisional, continuation, or reexamination application, extension, and each patent that issues or reissues from any of these patent applications. Any claim of an unexpired Licensed Patent is presumed to be valid unless it has been held to be invalid by a final judgment of a court of competent jurisdiction from which no appeal can be or is taken. Stanford will not file any continuation-in-part (CIP) patent application or patent. BOLT may file CIPs that only name BOLT inventors.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENTS, MARKED BY [***], HAS BEEN OMITTED BECAUSE BOLT BIOTHERAPEUTICS, INC. HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO BOLT BIOTHERAPEUTICS, INC. IF PUBLICLY DISCLOSED.

2.5.

“Licensed Product” means a product or part of a product in the Licensed Field of Use the making, using, importing or selling of which, absent this license, infringes, induces infringement, or contributes to infringement of a Licensed Patent.

2.6.	“Licensed Territory” means worldwide.

2.7.

“Net Sales” means the invoiced amounts by Bolt, sublicensees or sub-sublicensees for the sale of Licensed Product. Net Sales excludes [***] and the following items (but only as they pertain to the making, using, importing or selling of Licensed Products, are included in gross revenue, and are separately billed):

[***].

2.8.	“Nonroyalty Sublicensing Consideration” means [***] received by Bolt from a sublicensee to the Licensed Patents hereunder but excluding any consideration for:

[***].

2.9.	“Stanford Indemnitees” means Stanford and Stanford Hospitals and Clinics, and their respective trustees, officers, employees, students, agents, faculty, representatives, and volunteers.

2.10.

“Sublicense” means any agreement between Bolt and a third party that contains a grant to Stanford’s Licensed Patents regardless of the name given to the agreement by the parties; however, an agreement to make, have made, use or sell Licensed Products on behalf of Bolt is not considered a Sublicense.

2.11.	“Third-tier License” means an agreement between a company with an Exclusive Sublicense and a third party that includes a grant to the Licensed Patents, regardless of the name given to the agreement.

3.	GRANT

3.1.

Grant. Subject to the terms and conditions of this Agreement, Stanford grants Bolt a license under the Licensed Patent in the Licensed Field of Use to make, have made, use, import, offer to sell and sell Licensed Product in the Licensed Territory.

3.2.	Exclusivity. The license is Exclusive, including the right to sublicense under Article 4, in the Licensed Field of Use beginning May 18, 2015 and ending on the last to expire of Licensed Patent.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENTS, MARKED BY [***], HAS BEEN OMITTED BECAUSE BOLT BIOTHERAPEUTICS, INC. HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO BOLT BIOTHERAPEUTICS, INC. IF PUBLICLY DISCLOSED.

3.3.

Retained Rights. Stanford retains the right, on behalf of itself and all other non-profit research institutions, to practice the Licensed Patent for any non-profit purpose, including sponsored research and collaborations. Bolt agrees that, notwithstanding any other provision of this Agreement, it has no right to enforce the Licensed Patent against any such institution. Stanford and any such other institution have the right to publish any information included in a Licensed Patent. The delivery of paid or reimbursed healthcare is not considered a non-profit purpose under this Section 3.3. However, Stanford retains the right to practice the Licensed Patent for the delivery of its own paid or reimbursed healthcare.

3.4.	Specific Exclusion. Stanford does not:

(A)

grant to Bolt any other licenses, implied or otherwise, to any patents or other rights of Stanford other than those rights granted under Licensed Patent, regardless of whether the patents or other rights are dominant or subordinate to any Licensed Patent, or are required to exploit any Licensed Patent;

(B)	commit to Bolt to bring suit against third parties for infringement, except as described in Article 14; and

(C)	agree to furnish to Bolt any technological information or to provide Bolt with any assistance.

4.	SUBLICENSING

4.1.

Permitted Sublicensing. Bolt may grant Sublicenses in the Licensed Field of Use only during the Exclusive term and [***]. Sublicenses with any exclusivity must include diligence requirements commensurate with the diligence requirements of Appendix A. Stanford agrees that Bolt may apportion without discrimination [***] a commercially reasonable percentage of sublicensing payments made to Stanford pursuant to Section 4.6, provided however that Bolt provides Stanford with the proposed apportionment and justification prior to Bolt’s payment pursuant to Section 8.1. Stanford and Bolt agree to meet to discuss such proposed apportionment if in Stanford’s opinion the apportionment does not reasonably reflect the value of the Licensed Patents.

4.2.

Required Sublicensing. If Bolt is unable or unwilling to serve or develop a potential market or market territory for which Stanford has identified a willing sublicensee, that [***], Bolt will, [***], negotiate in good faith a Sublicense with any such sublicensee. Stanford would like licensees to address unmet needs, such as those of neglected patient populations or geographic areas, giving particular attention to improved therapeutics, diagnostics and agricultural technologies for the developing world.

4.3.	Sublicense Requirements. Any Sublicense:

(A)	is subject to this Agreement;

(B)

will reflect that any sublicensee will not further sublicense, except that an Exclusive sublicensee may grant Third-tier Licenses. [***]. Any Third-tier License is subject to the same conditions and provisions per this Agreement as a Sublicense;

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENTS, MARKED BY [***], HAS BEEN OMITTED BECAUSE BOLT BIOTHERAPEUTICS, INC. HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO BOLT BIOTHERAPEUTICS, INC. IF PUBLICLY DISCLOSED.

(C)	will prohibit sublicensee from paying royalties to an escrow or other similar account;

(D)	will expressly include the provisions of Articles 8, 9 and 10 for the benefit of Stanford; and

(E)

will include the provisions of Section 4.4 and require the transfer of all the sublicensee’s obligations to Bolt, including the payment of royalties specified in the Sublicense, to Stanford or its designee, if this Agreement is terminated. If the sublicensee is a spin-out from Bolt, Bolt must guarantee the sublicensee’s performance with respect to the payment of Stanford’s share of Sublicense royalties.

4.4.	Litigation by Sublicensee. Any Sublicense must include the following clauses:

(A)	In the event sublicensee brings an action seeking to invalidate any Licensed Patent:

(1)

sublicensee will [***] during the pendency of such action. Moreover, should the outcome of such action determine that any claim of a patent challenged by the sublicensee is both valid and infringed by a Licensed Product, sublicensee will [***] under the original Sublicense;

(2)	[***];

(3)	any dispute regarding the validity of any Licensed Patent shall be litigated in the courts located in [***]; and

(4)	sublicensee shall not pay royalties into any escrow or other similar account.

(B)	Sublicensee will provide written notice to Stanford at least [***] prior to bringing an action seeking to invalidate a Licensed Patent. Sublicensee will include with such written notice [***].

4.5.

Copy of Sublicenses and Sublicensee Royalty Reports. Bolt will submit to Stanford a copy of each Sublicense, any subsequent amendments and all copies of sublicensees’ royalty reports. Beginning with the first Sublicense, the [***] will certify [***] of sublicensees.

4.6.	Sharing of Sublicensing Income. Bolt will pay to Stanford a portion of all Nonroyalty Sublicensing Consideration for the Sublicense of Licensed Patents, as provided below:

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENTS, MARKED BY [***], HAS BEEN OMITTED BECAUSE BOLT BIOTHERAPEUTICS, INC. HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO BOLT BIOTHERAPEUTICS, INC. IF PUBLICLY DISCLOSED.

(A)	[***]% of all Nonroyalty Sublicensing Consideration if sublicensed in [***];

(B)	[***]% of all Nonroyalty Sublicensing Consideration if sublicensed in [***]; and

(C)	[***]% of all Nonroyalty Sublicensing Consideration if sublicensed anytime thereafter.

4.7.	Royalty-Free Sublicenses. If Bolt pays [***] due Stanford from a sublicensee’s Net Sales, Bolt may grant that sublicensee a royalty-free or non-cash:

(A)	Sublicense or

(B)	cross-license.

5.	GOVERNMENT RIGHTS

This Agreement is subject to Title 35 Sections 200-204 of the United States Code. Among other things, these provisions provide the United States Government with nonexclusive rights in the Licensed Patent. They also impose the obligation that Licensed Product sold or produced in the United States be “manufactured substantially in the United States”, unless waived according to the United States government process. Bolt will ensure all obligations of these provisions are met.

6.	DILIGENCE

6.1.

Milestones. Because the invention is not yet commercially viable as of the Effective Date, Bolt will use commercially reasonable efforts to develop, manufacture, and sell Licensed Product and will use commercially reasonable efforts to develop markets for Licensed Product. In addition, Bolt will meet the milestones shown in Appendix A, and notify Stanford in writing as each milestone is met.

6.2.

Progress Report. By [***] of each year, Bolt will submit a written annual report to Stanford covering the preceding calendar year. The report will include information sufficient to enable Stanford to satisfy reporting requirements of the U.S. Government and for Stanford to ascertain progress by Bolt toward meeting this Agreement’s diligence requirements. Each report will describe, where relevant: Bolt’s progress toward commercialization of Licensed Product, including [***].

6.3.	Clinical Trial Notice. Bolt will notify the Stanford University Office of Technology Licensing prior to commencing any clinical trials at Stanford.

7.	ROYALTIES

7.1.	Issue Royalty. Bolt will pay to Stanford a noncreditable, nonrefundable license issue royalty of $[***] upon signing this Agreement.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENTS, MARKED BY [***], HAS BEEN OMITTED BECAUSE BOLT BIOTHERAPEUTICS, INC. HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO BOLT BIOTHERAPEUTICS, INC. IF PUBLICLY DISCLOSED.

7.2.

Equity Interest. Bolt will grant to Stanford certain number of shares of common stock in Bolt. When issued, those shares will represent [***] of the stock in Bolt on a Fully Diluted Basis, and this grant of [***] equity in Bolt is only applied to the [***]. This right expires when the [***]. Bolt agrees to provide Stanford with the capitalization table upon which the above calculation is made. Bolt will issue [***] of all shares granted to Stanford pursuant to this Section 7.2 directly to and in the name of the inventors listed below allocated as stated below:

[***]

7.3.	Section 7.3 is set forth in Appendix D of this Agreement.

7.4.	Section 7.4 is set forth in Appendix D of this Agreement.

7.5.	Section 7.5 is set forth in Appendix D of this Agreement.

7.6.	License Maintenance Fee. Beginning [***], 2016 and each [***] thereafter, Bolt will pay Stanford a yearly license maintenance fee as follows:

(A)	[***] on [***], 2016, [***], 2017 and [***], 2018;

(B)	[***] each [***] thereafter until the [***]; and

(C)	[***] each [***] after the [***].

Yearly maintenance payments are nonrefundable, but they are creditable against the Earned Royalty in Section 7.11.

7.7.	Milestone Payments. Bolt will pay Stanford the following milestone payments, whether the milestones are achieved by Bolt or a sublicensee:

(A)	[***] upon [***];

(B)	[***] on [***];

(C)	[***] on the [***]; and

(D)	$200,000 for each additional Licensed Product [***].

7.8.	Earned Royalty. Bolt will pay Stanford earned royalties (Y%) on Net Sales as follows:

(A)	[***]% for the [***] in Net Sales of a Licensed Product per annum;

(B)	[***]% for the [***] in Net Sales of a Licensed Product per annum;

(C)	[***]% for the [***] in Net Sales of a Licensed Product per annum; and

(D)	[***]% for all Net Sales [***] per annum.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENTS, MARKED BY [***], HAS BEEN OMITTED BECAUSE BOLT BIOTHERAPEUTICS, INC. HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO BOLT BIOTHERAPEUTICS, INC. IF PUBLICLY DISCLOSED.

7.9.

Royalty Stacking. In the event that Bolt incurs royalty obligations to any third party in order to make, have made, use or sell a Licensed Product within the Licensed Field Of Use, Bolt will be entitled to set off [***] on Net Sales earned royalties at a rate [***] that Licensee pays to third parties, provided [***]. Beginning with the first offset, the [***] will certify [***].

7.10.

Earned Royalty if Bolt Challenges the Patent. Notwithstanding the above, should Bolt bring an action seeking to invalidate any Licensed Patent, Bolt will pay royalties to Stanford [***]. Moreover, should the outcome of such action determine that any claim of a Licensed Patent challenged by Bolt is both valid and infringed by a Licensed Product, Bolt will pay royalties [***].

7.11.	Creditable Payments. The license maintenance fee for a year may be offset against earned royalty payments due on Net Sales occurring in that year.

For example:

(A)

if Bolt pays Stanford a $10 maintenance payment for year X, and according to Section 7.8 $15 in earned royalties are due Stanford for Net Sales in year X, Bolt will only need to pay Stanford an additional $5 for that year’s earned royalties.

(B)

if Bolt pays Stanford a $10 maintenance payment for year X, and according to Section 7.8 $3 in earned royalties are due Stanford for Net Sales in year X, Bolt will not need to pay Stanford any earned royalty payment for that year. Bolt will not be able to offset the remaining $7 against a future year’s earned royalties.

7.12.

Obligation to Pay Royalties. A royalty is due Stanford under this Agreement for any activity conducted under the licenses granted. For convenience’s sake, the amount of that royalty is calculated using Net Sales. Nonetheless, if certain Licensed Products are made, used, imported, or offered for sale before the date this Agreement terminates, and those Licensed Products are sold after the termination date, Bolt will pay Stanford an earned royalty for its exercise of rights based on the Net Sales of those Licensed Products.

7.13.	No Escrow. Bolt shall not pay royalties into any escrow or other similar account.

7.14.

Currency. Bolt will calculate the royalty on sales in currencies other than U.S. Dollars using the appropriate foreign exchange rate for the currency quoted by the Wall Street Journal on the close of business on the last banking day of each calendar quarter. Bolt will make royalty payments to Stanford in U.S. Dollars.

7.15.	Non-U.S. Taxes. Bolt will pay all non-U.S. taxes related to royalty payments. These payments are not deductible from any payments due to Stanford.

7.16.	Interest. Any payments not made when due will bear interest at [***].

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENTS, MARKED BY [***], HAS BEEN OMITTED BECAUSE BOLT BIOTHERAPEUTICS, INC. HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO BOLT BIOTHERAPEUTICS, INC. IF PUBLICLY DISCLOSED.

8.	ROYALTY REPORTS, PAYMENTS, AND ACCOUNTING

8.1.

Quarterly Earned Royalty Payment and Report. Beginning with the first sale of a Licensed Product by Bolt or a sublicensee, Bolt will submit to Stanford a written report (even if there are no sales) and an earned royalty payment within [***] after the end of each calendar [***]. This report will be in the form of Appendix B and will state [***]. With each report, Bolt will include any earned royalty payment due Stanford for the completed calendar quarter (as calculated under Section 7.8).

8.2.	No Refund. [***].

8.3.

Termination Report. Bolt will pay to Stanford all applicable royalties and submit to Stanford a written report within [***] after the license terminates. Bolt will continue to submit earned royalty payments and reports to Stanford after the license terminates, until all Licensed Products made or imported under the license have been sold.

8.4.

Accounting. Bolt will maintain records showing manufacture, importation, sale, and use of a Licensed Product for [***] from the date of sale of that Licensed Product. Records will include general-ledger records showing cash receipts and expenses, and records that include: [***] to enable Stanford to determine the royalties payable under this Agreement.

8.5.	Audit by Stanford. Bolt will allow Stanford or its designee to examine Bolt’s records to verify payments made by Bolt under this Agreement.

8.6.

Paying for Audit. Stanford will pay for any audit done under Section 8.5. But if the audit reveals an underreporting of earned royalties due Stanford of [***] for the period being audited, Bolt will pay the audit costs.

8.7.	Self-audit. Bolt will conduct an independent audit of [***] at least [***]. The audit will address, at a minimum, [***]. Bolt will [***]. Bolt will [***].

9.	EXCLUSIONS AND NEGATION OF WARRANTIES

9.1.

Negation of Warranties. Stanford provides Bolt the rights granted in this Agreement AS IS and WITH ALL FAULTS. Stanford has the power and authority to grant license under said Licensed Patents, and it shall not grant any rights or license to the Licensed Patents that are inconsistent with the rights and licenses granted to Bolt in this Agreement. Except for the foregoing, Stanford makes no representations and extends no warranties of any kind, either express or implied. Among other things, Stanford disclaims any express or implied warranty:

(A)	of merchantability, of fitness for a particular purpose;

(B)	of non-infringement; or

(C)	arising out of any course of dealing.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENTS, MARKED BY [***], HAS BEEN OMITTED BECAUSE BOLT BIOTHERAPEUTICS, INC. HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO BOLT BIOTHERAPEUTICS, INC. IF PUBLICLY DISCLOSED.

9.2.	No Representation of Licensed Patent. Bolt also acknowledges that Stanford does not represent or warrant:

(A)	the validity or scope of any Licensed Patent; or

(B)	that the exploitation of Licensed Patent will be successful.

10.	INDEMNITY

10.1.	Indemnification. Bolt will indemnify, hold harmless, and defend all Stanford Indemnitees against any claim of any kind arising out of or related to [***].

10.2.

No Indirect Liability. Stanford is not liable for any special, consequential, lost profit, expectation, punitive or other indirect damages in connection with any claim arising out of or related to this Agreement, whether grounded in tort (including negligence), strict liability, contract, or otherwise.

10.3.	Workers’ Compensation. Bolt will comply with all statutory workers’ compensation and employers’ liability requirements for activities performed under this Agreement.

10.4.

Insurance. During the term of this Agreement and while Bolt is engaged in using or making Licensed Product, Bolt will maintain Comprehensive General Liability Insurance, including Product Liability Insurance, with a reputable and financially secure insurance carrier to cover the activities of Bolt. Bolt shall [***]. The insurance will provide minimum limits of liability of [***] and will [***]. Insurance must [***]. Within [***] of the Effective Date of this Agreement, Bolt will furnish a Certificate of Insurance evidencing primary coverage and [***]. Bolt will provide to Stanford [***] prior written notice of cancellation or material change to this insurance coverage. Bolt will advise Stanford in writing that [***] for at least the minimum limits set forth above. All insurance of Bolt will be primary coverage; [***].

11.	EXPORT

Bolt and its affiliates and sublicensees shall comply with all United States laws and regulations controlling the export of licensed commodities and technical data. (For the purpose of this paragraph, “licensed commodities” means any article, material or supply but does not include information; and “technical data” means tangible or intangible technical information that is subject to U.S. export regulations, including blueprints, plans, diagrams, models, formulae, tables, engineering designs and specifications, manuals and instructions.) These laws and regulations may include, but are not limited to, the Export Administration Regulations (15 CFR 730-774), the International Traffic in Arms Regulations (22 CFR 120-130) and the various economic sanctions regulations administered by the U.S. Department of the Treasury (31 CFR 500-600).

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENTS, MARKED BY [***], HAS BEEN OMITTED BECAUSE BOLT BIOTHERAPEUTICS, INC. HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO BOLT BIOTHERAPEUTICS, INC. IF PUBLICLY DISCLOSED.

Among other things, these laws and regulations prohibit or require a license for the export or retransfer of certain commodities and technical data to specified countries, entities and persons. Bolt hereby gives written assurance that it will comply with, and will cause its affiliates and sublicensees to comply with all United States export control laws and regulations, that it bears sole responsibility for any violation of such laws and regulations by itself or its affiliates or sublicensees, and that it will indemnify, defend and hold Stanford harmless for the consequences of any such violation.

12.	MARKING

Before any Licensed Patent issues, Bolt will mark or virtually mark Licensed Product with the words “Patent Pending.” Otherwise, Bolt will mark Licensed Product with the number of any issued Licensed Patent.

13.	STANFORD NAMES AND MARKS

Bolt will not use (i) Stanford’s name or other trademarks, (ii) the name or trademarks of any organization related to Stanford, or (iii) the name of any Stanford faculty member, employee, student or volunteer without the prior written consent of Stanford. Permission may be withheld [***]. This prohibition includes, but is not limited to, use in press releases, advertising, marketing materials, other promotional materials, presentations, case studies, reports, websites, application or software interfaces, and other electronic media.

14.	PROSECUTION AND PROTECTION OF PATENTS

14.1.	Patent Prosecution.

(A)

Following the Effective Date and subject to Stanford’s approval, Bolt will be responsible for preparing, filing and prosecuting broad patent claims (including any interference or reexamination actions) for Stanford’s benefit in the Licensed Territory and for maintaining all Licensed Patents. Bolt will use its best efforts with respect to the Patent Matters and in doing so will act in good faith irrespective of other patents, patent applications, or other rights that Bolt may possess. Bolt will [***]. To aid Bolt in this process, Stanford will provide information and data, execute and deliver documents and do other acts as Bolt shall reasonably request from time to time. If Stanford at any time believes that the Bolt has failed to satisfy the standards of this Section 14.1(A), it may, upon [***] notice, terminate this Section 14.1(A).

(B)

Bolt will reimburse Stanford for Stanford’s reasonable costs incurred in complying with such requests. Stanford and Bolt agree that [***]. At Stanford’s request, Bolt will provide [***]. If Stanford has terminated Section 14.1(A), [***].

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENTS, MARKED BY [***], HAS BEEN OMITTED BECAUSE BOLT BIOTHERAPEUTICS, INC. HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO BOLT BIOTHERAPEUTICS, INC. IF PUBLICLY DISCLOSED.

14.2.

Patent Costs. Within [***] after receiving a statement from Stanford, Bolt will reimburse Stanford for all of Licensed Patent’s patenting expenses, including any interference or reexamination matters, incurred by Stanford after the Effective Date. In all instances, Stanford will pay the fees [***] to the United States Patent and Trademark Office, unless Bolt [***].

14.3.

Infringement Procedure. Bolt and Stanford will promptly notify each other if one of the parties believes a third party infringes a Licensed Patent or if a third party flies a declaratory judgment action with respect to any Licensed Patent. During the Exclusive term of this Agreement and if Bolt is developing Licensed Product, Bolt may have the right to institute a suit against or defend any declaratory judgment action initiated by this third party as provided in Section 14.4 through and including Section 14.8.

14.4.

Bolt Suit. Bolt has the first right to institute suit, and prosecute a suit or defend any declaratory judgment action so long as it conforms with the requirements of this Section and Bolt is developing or selling Licensed Product. Bolt will pursue the suit and Bolt will bear the entire cost of the litigation, including expenses and counsel incurred by Stanford. Bolt will keep Stanford reasonably apprised of all developments in the suit, and will seek Stanford’s input and [***] on any substantive submissions of positions taken in the litigation regarding the scope, validity and enforceability of the Licensed Patents. Bolt will not prosecute, settle or otherwise compromise any such suit in a manner that adversely affects Stanford’s interests without Stanford’s prior written consent. Stanford may be named as a party only if [***].

14.5.	Joint Suit. If [***], they may institute suit or defend the declaratory judgment action jointly. If so, they will:

(A)	prosecute the suit in both their names;

(B)	bear the out-of-pocket costs equally;

(C)	share any recovery or settlement equally; and

(D)	agree how they will exercise control over the action.

14.6.

Stanford Suit. If neither Section 14.4 nor 14.5 apply, Stanford may institute suit, and may [***]. If Stanford decides to institute suit, it will notify Bolt in writing. If Bolt does not notify Stanford in writing that it desires to jointly prosecute the suit within [***] after the date of the notice, Bolt will [***].

14.7.	Recovery. If Bolt sues under Section 14.4, then any recovery in excess of any unrecovered litigation costs and fees will be shared with Stanford as follows:

[***].

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENTS, MARKED BY [***], HAS BEEN OMITTED BECAUSE BOLT BIOTHERAPEUTICS, INC. HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO BOLT BIOTHERAPEUTICS, INC. IF PUBLICLY DISCLOSED.

14.8.

Abandonment of Suit. If either Stanford or Bolt commences a suit and then wants to abandon the suit, it will give timely notice to the other party. The other party may continue prosecution of the suit after Stanford and Bolt agree on the sharing of expenses and any recovery in the suit.

15.	TERMINATION

15.1.	Termination by Bolt. Bolt may terminate this Agreement by giving Stanford written notice at least 30 days in advance of the effective date of termination selected by Bolt.

15.2.	Termination by Stanford.

(A)	Stanford may also terminate this Agreement if Bolt:

(1)	is materially delinquent on any report or undisputed payment;

(2)	is not diligently developing and commercializing Licensed Product;

(3)	misses a milestone described in Appendix A;

(4)	is in breach of any material provision; or

(5)	provides any materially false report.

(B)

Termination under this Section 15.2 will take effect 60 days after written notice by Stanford unless Bolt remedies the problem in that 60-day period. Bolt may request one extension of [***] for any milestone in Appendix A, not to exceed a total of [***] extensions. In addition, Bolt may purchase up to [***] extensions for [***] each. The total extensions may not exceed [***] extensions.

15.3.	Surviving Provisions. Surviving any termination or expiration are:

(A)	Bolt’s obligation to pay royalties accrued or accruable;

(B)	any claim of Bolt or Stanford, accrued or to accrue, because of any breach or default by the other party; and

(C)	the provisions of Articles 8, 9, and 10 and any other provision that by its nature is intended to survive.

16.	ASSIGNMENT

16.1.

Permitted Assignment by Bolt. Subject to Section 16.3, Bolt may assign this Agreement as part of a sale or change of control, regardless of whether such a sale or change of control occurs through an asset sale, stock sale, merger or other combination, or any other transfer of:

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENTS, MARKED BY [***], HAS BEEN OMITTED BECAUSE BOLT BIOTHERAPEUTICS, INC. HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO BOLT BIOTHERAPEUTICS, INC. IF PUBLICLY DISCLOSED.

(A)	Bolt’s entire business; or

(B)	that part of Bolt’s business that exercises all rights granted under this Agreement.

16.2.	Any Other Assignment by Bolt. Any other attempt to assign this Agreement by Bolt is null and void.

16.3.	Conditions of Assignment. Prior to any assignment, the following conditions must be met:

(A)	Bolt must give Stanford [***] prior written notice of the assignment, [***]; and

(B)	the new assignee must agree in writing to Stanford to be bound by this Agreement; and

(C)	Stanford must have received [***].

(D)	Stanford must keep the assignment confidential until after the execution of the assignment agreement and a public notification by Bolt.

16.4.

After the Assignment. Upon a permitted assignment of this Agreement pursuant to Article 16, Bolt will be released of liability under this Agreement and the term “Bolt” in this Agreement will mean the assignee.

16.5.

Bankruptcy. In the event of a bankruptcy, assignment is permitted only to a party that can provide adequate assurance of future performance, including diligent development and sales, of Licensed Product.

17.	DISPUTE RESOLUTION

17.1.

Dispute Resolution by Arbitration. Any dispute between the parties regarding any payments made or due under this Agreement will be settled by arbitration in accordance with the [***]. The parties are not obligated to settle any other dispute that may arise under this Agreement by arbitration.

17.2.

Request for Arbitration. Either party may request such arbitration. Stanford and Bolt will mutually agree in writing on a third party arbitrator within [***] of the arbitration request. The arbitrator’s decision will be final and nonappealable and may be entered in any court having jurisdiction.

17.3.	Discovery. The parties will be entitled to discovery [***].

17.4.	Place of Arbitration. The arbitration will be held in [***] unless the parties mutually agree in writing to another place.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENTS, MARKED BY [***], HAS BEEN OMITTED BECAUSE BOLT BIOTHERAPEUTICS, INC. HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO BOLT BIOTHERAPEUTICS, INC. IF PUBLICLY DISCLOSED.

17.5.	Patent Validity. Any dispute regarding the validity of any Licensed Patent shall be litigated in the courts located in [***], and the parties [***].

18.	NOTICES

18.1.	Legal Action. Bolt will provide [***]. Bolt will include [***].

18.2.	All Notices. All notices under this Agreement are deemed fully given when written, addressed, and sent as follows:

All general notices to Bolt are mailed or emailed to:

[***]

All financial invoices to Bolt (i.e., accounting contact) are e-mailed to:

[***]

All progress report invoices to Bolt (i.e., technical contact) are e-mailed to:

[***]

All general notices to Stanford are e-mailed or mailed to:

Office of Technology Licensing

[***]

All payments to Stanford are mailed to:

Stanford University

Office of Technology Licensing

[***]

All progress reports to Stanford are e-mailed or mailed to:

Office of Technology Licensing

[***]

Either party may change its address with written notice to the other party.

19.	MISCELLANEOUS

19.1.	Waiver. No term of this Agreement can be waived except by the written consent of the party waiving compliance.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENTS, MARKED BY [***], HAS BEEN OMITTED BECAUSE BOLT BIOTHERAPEUTICS, INC. HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO BOLT BIOTHERAPEUTICS, INC. IF PUBLICLY DISCLOSED.

19.2.

Choice of Law. This Agreement and any dispute arising under it is governed by the laws of the State of California, United States of America, applicable to agreements negotiated, executed, and performed within California.

19.3.

Entire Agreement. The parties have read this Agreement and agree to be bound by its terms, and further agree that it constitutes the complete and entire agreement of the parties and supersedes all previous communications, oral or written, and all other communications between them relating to the license and to the subject hereof. This Agreement may not be amended except by writing executed by authorized representatives of both parties. No representations or statements of any kind made by either party, which are not expressly stated herein, will be binding on such party.

19.4.	Exclusive Forum. The state and federal courts having jurisdiction over [***], provide the exclusive forum for any court action between the parties relating to this Agreement. [***].

19.5.	Headings. No headings in this Agreement affect its interpretation.

19.6.

Electronic Copy. The parties to this document agree that a copy of the original signature (including an electronic copy) may be used for any and all purposes for which the original signature may have been used. The parties further waive any right to challenge the admissibility or authenticity of this document in a court of law based solely on the absence of an original signature.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENTS, MARKED BY [***], HAS BEEN OMITTED BECAUSE BOLT BIOTHERAPEUTICS, INC. HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO BOLT BIOTHERAPEUTICS, INC. IF PUBLICLY DISCLOSED.

The parties execute this Agreement in duplicate originals by their duly authorized officers or representatives.

THE BOARD OF TRUSTEES OF THE LELAND STANFORD JUNIOR UNIVERSITY

By:	/s/ Katherine Ku
Name:	Katherine Ku
Title:	Executive Director, Technology Licensing
Date:	June 1, 2015

BOLT THERAPEUTICS

By:	/s/ Chih-Ping Lu
Name:	Chih-Ping Lu
Title:	President
Date:	June 1, 2015

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENTS, MARKED BY [***], HAS BEEN OMITTED BECAUSE BOLT BIOTHERAPEUTICS, INC. HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO BOLT BIOTHERAPEUTICS, INC. IF PUBLICLY DISCLOSED.

Appendix A - Milestones

[***]

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENTS, MARKED BY [***], HAS BEEN OMITTED BECAUSE BOLT BIOTHERAPEUTICS, INC. HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO BOLT BIOTHERAPEUTICS, INC. IF PUBLICLY DISCLOSED.

Appendix B — Sample Reporting Form

[***]

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENTS, MARKED BY [***], HAS BEEN OMITTED BECAUSE BOLT BIOTHERAPEUTICS, INC. HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO BOLT BIOTHERAPEUTICS, INC. IF PUBLICLY DISCLOSED.

Appendix C — [***]

[***]

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENTS, MARKED BY [***], HAS BEEN OMITTED BECAUSE BOLT BIOTHERAPEUTICS, INC. HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO BOLT BIOTHERAPEUTICS, INC. IF PUBLICLY DISCLOSED.

Appendix D — Equity Purchase Rights

7.3

[***] Purchase Right. In any private offering of Bolt’s equity securities (or securities convertible into or exercisable for Bolt’s equity securities) for cash (or in satisfaction of debt issued for cash) having its final closing held on or after the date of this Agreement, Stanford may purchase for cash up to [***] of the securities issued in such offering. This right will expire following the first round of bona fide equity investment in Bolt [***]. For the avoidance of doubt, any securities Stanford may acquire or have the right to acquire under Section 7.2 shall not reduce the number of securities Stanford may purchase under this Section 7.3.

7.4

Future Offerings; Limitation on Right to Purchase. In any private offering of Bolt’s equity securities [***], Stanford may purchase [***]on a Fully-Diluted Basis. For the avoidance of doubt: (i) [***]; (ii) [***]; and (iii) [***].

7.5	Purchase Terms and Procedures; Financial Information; Notices.

(A)	In any offering subject to Section 7.3 or 7.4:

(1)	Bolt will give Stanford notice of the terms of the offering, including: [***];

(2)	Stanford’s purchase right shall be on the same terms as the other investors in such offering, except that Stanford shall [***];

(3)	Stanford may elect to exercise its right of purchase, in whole or in part, by notice given to Bolt within [***] after receipt of Bolt’s notice; and

(4)	If Stanford elects not to purchase, or fails to give an election notice within such period, Stanford’s purchase right will not apply to the offering if [***].

(B)	If there is a conflict between the terms of this Agreement and those of any Bolt investor rights or similar agreement to which Stanford is a party, this Agreement will prevail.

(C)

Stanford’s rights under Sections 7.3 and 7.4 will not apply to the issuance of stock: (i) to employees and other service providers pursuant to a plan approved by Bolt’s Board of Directors; or (ii) as additional consideration in lending or leasing transactions.

(D)

In the, event of the closing of a firm commitment underwritten public offering of Bolt’s common stock, the rights granted in Sections 7.3 and 7.4 will terminate (in addition to any earlier termination pursuant to their terms) immediately before such closing.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENTS, MARKED BY [***], HAS BEEN OMITTED BECAUSE BOLT BIOTHERAPEUTICS, INC. HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO BOLT BIOTHERAPEUTICS, INC. IF PUBLICLY DISCLOSED.

(E)	Bolt shall furnish to Stanford, [***].

(F)

Notwithstanding any notice provision in this Agreement to the contrary, any notice given under this Agreement that refers or relates to any of Section 7.2 through and including Section 7.5 shall be copied concurrently to [***]; provided, however, that delivery of the copy will not by itself constitute notice for any purpose under this Agreement.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENTS, MARKED BY [***], HAS BEEN OMITTED BECAUSE BOLT BIOTHERAPEUTICS, INC. HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO BOLT BIOTHERAPEUTICS, INC. IF PUBLICLY DISCLOSED.

Amendment No. 1 to the

License Agreement Effective May 18th, 2015

between Stanford University

And

Bolt Therapeutics

Effective as of August 2nd, 2016, THE BOARD OF TRUSTEES OF THE LELAND STANFORD JUNIOR UNIVERSITY (“Stanford”), an institution of higher education having powers under the laws of the State of California, and BOLT THERAPEUTICS (“Bolt”), a company having a primary place of business at 1556 Rubino Court, Pleasanton, CA 94566, agree as follows:

1	BACKGROUND

Stanford and Bolt are parties to a License Agreement effective as of May 18th, 2015 (“Original Agreement”) covering 1 invention entitled “[***]” (Stanford Docket [***]). Stanford and Bolt wish to amend the Original Agreement to add Stanford Docket [***] entitled “[***]” as stated in this Amendment No. 1.

2	AMENDMENT

(A)	Background. Background section is hereby amended and restated in its entirety as follows:

“Stanford has an assignment of the following 2 inventions for therapeutic applications invented in the laboratory of [***]:

•	“[***]” (Stanford Docket [***]); and

•	“[***]” (Stanford Docket [***]);

The invention described in Stanford Docket [***] was made in the course of research supported by the [***]. Stanford wants to have the inventions perfected and marketed as soon as possible so that resulting products may be available for public use and benefit.”

(B)	Section 2.4. Section 2.4 is hereby amended and restated in its entirety as follows:

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENTS, MARKED BY [***], HAS BEEN OMITTED BECAUSE BOLT BIOTHERAPEUTICS, INC. HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO BOLT BIOTHERAPEUTICS, INC. IF PUBLICLY DISCLOSED.

“2.4 “Licensed Patent” means the following Stanford’s U.S. Patent Applications: Serial Number [***], filed [***]; Serial Number [***], filed [***]; Serial Number [***], filed [***]; and Serial Number [***], filed [***]; and their utility applications, any foreign patent application corresponding thereto, and any divisional, continuation, or reexamination application, extension, and each patent that issues or reissues from any of these patent applications. Any claim of an unexpired Licensed Patent is presumed to be valid unless it has been held to be invalid by a final judgment of a court of competent jurisdiction from which no appeal can be or is taken. Stanford will not file any continuation-in-part (CIP) patent application or patent. Bolt may file CIPs that only name Bolt inventors.”

(C)	Section 7.6 (B). Section 7.6 (B) is hereby amended and restated in its entirety as follows:

“(B) [***] each [***] thereafter until the [***]; and”

3	OTHER TERMS

(A)	All other terms of the Original Agreement remain in full force and effect.

THIS SPACE IS INTENTIALLY LEFT BLANK

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENTS, MARKED BY [***], HAS BEEN OMITTED BECAUSE BOLT BIOTHERAPEUTICS, INC. HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO BOLT BIOTHERAPEUTICS, INC. IF PUBLICLY DISCLOSED.

(B)

The parties to this document agree that a copy of the original signature (including an electronic copy) may be used for any and all purposes for which the original signature may have been used. The parties further waive any right to challenge the admissibility or authenticity of this document in a court of law based solely on the absence of an original signature.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment No. 1 in duplicate originals by their duly authorized officers or representatives.

THE BOARD OF TRUSTEES OF THE LELAND
STANFORD JUNIOR UNIVERSITY

Signature	/s/ Mona Wan
Name Mona Wan
Title Associate Director
Date Aug 4, 2016

BOLT THERAPEUTICS INC.

Signature	/s/ Reiner Laus
Name Reiner Laus
Title President & CEO
Date Aug 3, 2016

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENTS, MARKED BY [***], HAS BEEN OMITTED BECAUSE BOLT BIOTHERAPEUTICS, INC. HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO BOLT BIOTHERAPEUTICS, INC. IF PUBLICLY DISCLOSED.

AMENDMENT No. 2

TO THE

EXCLUSIVE (EQUITY) AGREEMENT EFFECTIVE THE 18TH DAY OF MAY 2015

BETWEEN

STANFORD UNIVERSITY

AND

BOLT BIOTHERAPEUTICS, INC.

(f/k/a BOLT THERAPEUTICS)

Effective the 25th day of June 2018, THE BOARD OF TRUSTEES OF THE LELAND STANFORD JUNIOR UNIVERSITY (“Stanford”), an institution of higher education having powers under the laws of the State of California, and BOLT BIOTHERAPEUTICS, INC. (“Bolt”), a corporation having a principal place of business at 640 Galveston Drive, Redwood City, CA 94063, agree as follows:

1.	BACKGROUND

1.1	Stanford and Bolt are parties to an Exclusive (Equity) Agreement effective the 18th day of May, 2015 (“Original Agreement”) covering an invention from the laboratory of Dr. Edgar Engleman.

1.2	The Original Agreement was amended by an Amendment No 1 effective August 2nd, 2016 (“Amended Original Agreement”).

1.3	Stanford and Bolt wish to amend the Amended Original Agreement to cover another invention.

2.	AMENDMENT

2.1	The Background section of the Amended Original Agreement is hereby amended as follows:

“Stanford has an assignment of the following three inventions for therapeutic applications invented in the laboratory of [***] at Stanford, and for Dockets [***] and [***], at Stanford and by researchers at Bolt:

•	“[***]” (Stanford Docket [***]);

•	“[***]” (Stanford Docket [***]); and

•	“[***]” (Stanford Docket [***]).

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENTS, MARKED BY [***], HAS BEEN OMITTED BECAUSE BOLT BIOTHERAPEUTICS, INC. HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO BOLT BIOTHERAPEUTICS, INC. IF PUBLICLY DISCLOSED.

The invention described in Stanford Docket [***] was made in the course of research supported by the [***]. Stanford wants to have the inventions perfected and marketed as soon as possible so that resulting products may be available for public use and benefit.”

2.2	Section 2.4 of the Amended Original Agreement is hereby deleted in its entirety and replaced with the following:

“2.4 “Licensed Patent” means the following: Stanford’s U.S. Patent Applications, Serial Number [***], filed [***]; Serial Number [***], filed [***]; Serial Number [***], filed [***]; Serial Number [***], filed [***]; Serial Number [***], filed [***]; Serial Number [***], filed [***] (which is jointly owned by Stanford and Bolt); Serial Number [***], filed [***] (which is jointly owned by Stanford and Bolt); and Serial Number [***], filed [***] (which is jointly owned by Stanford and Bolt); and their utility applications, any foreign patent application corresponding thereto, and any divisional, continuation, or reexamination application, extension, and each patent that issues or reissues from any of these patent applications. Any claim of an unexpired Licensed Patent is presumed to be valid unless it has been held to be invalid by a final judgment of a court of competent jurisdiction from which no appeal can be or is taken. Stanford will not file any continuation-in-part (CIP) patent application or patent. Bolt may file CIP’s that only name Bolt inventors.”

3.	OTHER TERMS

3.1	All other terms of the Amended Original Agreement remain in full force and effect.

3.2

The parties to this document agree that a copy of the original signature (including an electronic copy) may be used for any and all purposes for which the original signature may have been used. The parties further waive any right to challenge the admissibility or authenticity of this document in a court of law based solely on the absence of an original signature.

CONTINUED ON NEXT PAGE

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENTS, MARKED BY [***], HAS BEEN OMITTED BECAUSE BOLT BIOTHERAPEUTICS, INC. HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO BOLT BIOTHERAPEUTICS, INC. IF PUBLICLY DISCLOSED.

The parties execute this Amendment No 2 by their duly authorized officers or representatives.

THE BOARD OF TRUSTEES OF THE
LELAND STANFORD JUNIOR UNIVERSITY

Signature:	/s/ Mona Wan
Name:	Mona Wan
Title:	Associate Director
Date:	Jul 2, 2018

BOLT BIOTHERAPEUTICS, INC.

Signature:	/s/ Grant Yonehiro
Name:	Grant Yonehiro
Title:	Chief Business Officer
Date:	Jul 1, 2018